--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  JULY 17, 1997



                             BANKBOSTON CORPORATION
             (Exact name of registrant as specified in its charter)




MASSACHUSETTS                          1-6522            04-2471221
(State or other jurisdiction           (Commission       (IRS Employer
  of incorporation)                    File Number)      Identification No.)


100 FEDERAL STREET, BOSTON, MASSACHUSETTS                   02110
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (617) 434-2200


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.
----------------------

    On July 17, 1997, BankBoston Corporation (the Corporation) issued a press release announcing its earnings for the quarter ended June 30, 1997. The financial information that is included herewith as Exhibit 99(a) was included in the Corporation's press release and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
-------------------------------------------

(c) Exhibits.

99(a) Financial information included in the Corporation's Press Release dated July 17, 1997.

                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BANKBOSTON CORPORATION



Dated:  July 18, 1997          /s/ Robert T. Jefferson
                              ------------------------------------------------
                              Robert T. Jefferson
                              Comptroller